SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): December 10, 2004

                    Comprehensive Healthcare Solutions, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-26715                     58-0962699
         (Commission File Number)    (IRS Employer Identification No.)

                 45 Ludlow Street, Suite 602, Yonkers, NY 10705
               (Address of Principal Executive Offices)(Zip Code)

                                 (914) 375-7591
              (Registrant's Telephone Number, Including Area Code)



       (Former Name or Former Address, if Changed Since Last Report)


INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

Comprehensive Healthcare Solutions, Inc. (OTC Bulletin Board: CMHS) announced today that effective Monday December 13, 2004, the letter "e" will be temporarily attached to the Company's trading symbol in accordance with NASD requirements. The Company said this was the result of a previous audit compiled by its certified public accounting firm, Cunzio & Company, Inc. which had not applied for certification with the Public Company Accountants Oversight Board (PCAOB). Cunzio & Company, Inc. is currently submitting an application to become certified by the PCAOB and the Company will file an amended Form 10-KSB once Cunzio & Company, Inc. receives its certification. The Company said at that point in time it anticipates the "e" will be removed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired

None.

(b)  Pro forma financial information

None.

(c)  Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMPREHENSIVE HEALTHCARE SOLUTIONS, INC.


                                       By:/s/    John H. Treglia
                                          -------------------------------------
                                                 John H. Treglia
                                                 CEO

December 10, 2004